                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 April 3, 1997
               ------------------------------------------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                         Financial Service Corporation
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Georgia                      33-35889                    58-1842822
----------------------       ------------------------       -------------------
  (STATE OR OTHER            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
    JURISDICTION                                            IDENTIFICATION NO.)
  OF INCORPORATION)


2300 Windy Ridge Parkway, Suite 1100, Atlanta, Georgia              30339
------------------------------------------------------           ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (770) 916-6500
                                                    ---------------------------


                                Not Applicable
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

(a) (i) On April 3, 1997, Financial Service Corporation (the "Corporation") notified Coopers & Lybrand, LLP that Coopers & Lybrand was being dismissed as the Corporation's independent accounting firm.

     (ii) Coopers and Lybrand's reports on the Corporation's financial statements for the past two years did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The Corporation's decision to change accountants was recommended by the audit committee of the Corporation's Board of Directors and was approved by the Corporation's Board of Directors.

     (iv) During the Corporation's two most recent fiscal years, and during the period from December 31, 1996, to April 3, 1997, there were no disagreements between the Corporation and Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (v) During the Corporation's two most recent fiscal years, and during the period from January 1, 1997, to April 3, 1997, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Regulation S-K, Section 229.304(a)(1)(v). For purposes of this Current Report on Form 8-K, the term "reportable event" means any of the items described in Regulation S-K, Section 229.304(a)(1)(v)(A)-(D).

     (vi) The Corporation has complied with the requirements of Regulation S-K,
     Section 229.304(a)(3). The letter of Coopers & Lybrand contemplated by said
     Section is attached hereto as Exhibit 16.

(b) Effective April 3, 1997, the Corporation engaged Ernst & Young as its new independent accounting firm. During the Corporation's two most recent fiscal years neither the Corporation, nor any one on the Corporation's behalf, consulted Ernst & Young regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Corporation's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Not Applicable

(b)  Not Applicable

(c)  The following Exhibits are filed as a part of this Form 8-K:

     Exhibit Number      Description
     --------------      -----------

           16 Letter, dated April 4, 1997, from Coopers & Lybrand to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K
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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FINANCIAL SERVICE CORPORATION



Date:  April 7, 1997                   /s/ Barry F. Kane
                                       --------------------------------------
                                       By:  Barry F. Kane

                                       Title:  Senior Vice President and
                                               Chief Financial Officer